UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K



                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES AND EXCHANGE ACT OF 1934



                               JULY 25, 1995
                             (Date of Report)




                           Bucyrus-Erie Company
          (Exact name of registrant as specified in its charter)




          Delaware                  1-871            39-0188050
(State or other jurisdiction   (Commission File    (IRS Employer
     of incorporation)             Number)           ID Number)






                               P.O. Box 500
                           1100 Milwaukee Avenue
                    South Milwaukee, Wisconsin  53172
                 (Address of principal executive offices)




                                (414) 768-4000
            (Registrant's telephone number, including area code)

Item 5.   Other Events

          On July 25, 1995, Phillip W. Mork resigned as President and a member of the Board of Directors of Bucyrus-Erie Company (the "Company"). Frank W. Miller, a consultant to the Board of Directors of the Company, has been appointed by the Board of Directors to serve as the interim President and Chief Executive Officer of the Company until a successor to Mr. Mork is selected. Mr. Miller is President of Miller Associates, a Lowell, Massachusetts management consulting firm, and formerly was Vice Chairman and Chief Executive Officer of Darling International. In making the appointment, the Board of Directors concluded that Mr. Miller's management background meets the requirements of the Company during this period.

          In addition, Norbert J. Verville has resigned as Vice President-Finance and Treasurer. The Board of Directors of the Company has appointed James D. Annand, from Miller Associates, to be interim Chief Financial Officer. Mr. Annand has served as the general manager and chief financial officer of a number of organizations, including investment, manufacturing and wholesale/retail businesses.

          David M. Goelzer has also resigned as Vice President and Secretary of the Company and is expected to continue as General Counsel until October 1, 1995 when his resignation from that position will take effect.

          Messrs. Mork, Verville and Goelzer have agreed to remain as consultants to the Company.

          Frank Miller, James Annand and certain other persons associated with Miller Associates have agreed to perform services for the Company pursuant to the terms of a Management Agreement, dated July 21, 1995, between the Company and Miller Associates.

Item 7.    Financial Statements and Exhibits

     (c)  Exhibits:

          99.1 Press Release, dated July 25, 1995, of Bucyrus-Erie Company announcing the resignation of certain members of management and the appointment of interim management.

          99.2 Management Agreement, dated July 21, 1995, between Bucyrus-Erie Company and Miller Associates.

                                SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BUCYRUS-ERIE COMPANY
                                           (Registrant)



                                       By:  /s/C. R. Mackus
                                            Name:  C. R. Mackus
                                            Title: Controller


Date:  August 11, 1995

                           BUCYRUS-ERIE COMPANY
                               EXHIBIT INDEX
                                    TO
                        CURRENT REPORT ON FORM 8-K



                                     Incorporated
Exhibit                              Herein By     Filed       Sequential
Number   Description                 Reference     Herewith    Page Number



99.1   Press Release, dated July                     X
       25, 1995, of Bucyrus-Erie
       Company announcing the
       resignation of certain
       members of management and
       the appointment of interim
       management.

99.2   Management Agreement,                         X
       dated July 21, 1995,
       between Bucyrus-Erie
       Company and Miller
       Associates.